UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 19, 2021

Beyond Commerce, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-52490	98-0512515
(Commission File Number)	(IRS Employer Identification No.)

3773 Howard Hughes Pkwy, Suite 500, Las Vegas, Nevada, 89169
(Address of Principal Executive Offices)

(702) 675-8022

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

 Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01. Entry into a Material Definitive Agreement

Convertible Promissory Note

On July 19, 2021, Beyond Commerce, Inc., a Nevada corporation (the “Company”), issued a convertible promissory note (the “Note”) in favor of Geordan G. Pursglove, the Company’s Chairman and Chief Executive Officer, in the principal amount of $1,500,000, in satisfaction of Mr. Pursglove’s accrued salary owing in such amount.  The Note accrues interest at 2% per annum, with the principal and interest payments due in twelve equal monthly installments.

At the holder’s election, the Note is convertible, into shares of the Company’s common stock, at a price per share equal to 100% of the average closing price of the Company's common stock for the five trading days immediately preceding the date of such conversion (the “Conversion Price”).

The foregoing description of the Note does not purport to be complete and is qualified in its entirety by the full text of its form, which is filed as exhibit 4.1 hereto and incorporated herein by reference

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

The Note was not registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state, and was offered and sold in reliance on the exemption from registration afforded by Section 4(a)(2) under the Securities Act. No general solicitation or general advertising was used in connection with the offering of the Note. Mr. Pursglove is an “accredited investor” as such term is defined in Regulation D promulgated under the Securities Act. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. The Company disclosed to Mr. Pursglove, and Mr. Pursglove acknowledged, that the shares underlying the Note may not be sold unless they are registered under the Securities Act or unless an exemption from registration is available.

Item 5.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Item 9.01. Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
4.1*	Convertible Promissory Note, dated July 19, 2021.

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEYOND COMMERCE, INC.

Dated: July 23, 2021	By:	/s/ Geordan Pursglove
Geordan G. Pursglove Chief Executive Officer, President and Director